Exhibit 32.1

CLAYMONT STEEL, INC.

CERTIFICATION OF CORPORATE OFFICERS

(Furnished Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002)

Each of the undersigned, James E. Declusin, Chief Executive Officer and President of Claymont Steel, Inc. (the “Company”), and Robin A. Gantt, Chief Financial Officer and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2008

/s/ JAMES E. DECLUSIN
James E. Declusin
Chief Executive Officer and President

/s/ ROBIN A. GANTT
Robin A. Gantt
Chief Financial Officer and Treasurer